                                  EXHIBIT 32.1

                            ACCOMPANYING CERTIFICATE
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            Furnished Pursuant to the Securities Exchange Act of 1934

         The undersigned Chief Executive Officer of Harvest Natural Resources, Inc. (the "Company") does hereby certify as follows:

         This report on Form 10-Q of Harvest Natural Resources, Inc. for the period ended March 31, 2005 and filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:   April 29, 2005               By: /s/ Peter J. Hill
                                          --------------------------------------
                                          Peter J. Hill
                                          President and Chief Executive Officer